UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 30, 2008

GOLDSPRING, INC.
(Exact Name of Registrant as Specified in its Charter)

Florida	000-32429	65-0955118
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1200 American Flat Road, Gold Hill, Nevada 89440
(Address of principal executive offices) (Zip Code)

Registrant's Telephone Number, Including Area Code: (775) 847-5272

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

࿠Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

࿠Soliciting material pursuant to Rule 14a- 12 under the Exchange Act (17 CFR 240.14a- 12)

࿠Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

࿠Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Amendment of Material Definitive Agreements.

On September 30, 2008, Longview Fund, L.P. (“Longview”) extended the maturity date on three promissory notes issued to it by either the Registrant or its subsidiary, Plum Mine Special Purpose, LLC (“Plum Mine”), to September 30, 2010. The three notes are:

a. $390,228.40 principal amount note, dated November 30, 2004 issued by the Registrant to Longview;

b. $300,000 principal amount note, dated August 23, 2006 issued by Plum Mine to Longview; and

c. $250,000 principal amount note, dated March 31, 2007 issued by Plum Mine to Longview.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOLDSPRING, INC.

October 3, 2008	By:	/s/ Robert T. Faber
Robert T. Faber
President and Chief Financial Officer